UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  June 14, 2004


                                   0-15898
                          (Commission File Number)

                       ______________________________

                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)


              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)


                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________



















ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

	(c) Exhibits
	    Exhibit No.	Description
          -----------   ------------
           99.1 Press Release announcing Extension, Expansion and Addition to Exclusive George Foreman Licensing Agreement by Casual Male Retail Group, Inc.

ITEM 9.  Regulation FD Disclousre.

On June 14, 2004, Casual Male Retail Group, Inc. (the "Company") issued a press release announcing that the Company and George Foreman have agreed to extend the exclusive George Foreman licensing agreement beyond the United States and Canada to include worldwide rights to the George Foreman Clothing Collection. In addition the Company announced that it would also be expanding its present George Foreman line to include footwear. As part of the extension, the Company now has two additional 3-year options to extend the George Foreman licensing agreement from 2012 to 2018. A copy of this press release is attached hereto as Exhibit 99.1.






































                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CASUAL MALE RETAIL GROUP, INC.

                                              By: /s/ Dennis R. Hernreich
						          ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Date:  June 14, 2004